Exhibit 4.1

NUMBER RMY REMY INTERNATIONAL, INC. SHARE INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE CUSIP 759663 10 7 COMMON STOCK SEE REVERSE FOR CERTAIN DEFINITIONS SPECIMEN FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, PAR VALUE OF $.0001, OF BY: REMY INTERNATIONAL, INC. COUNTERSIGNED AND REGISTERED: AMERICAN STOCK TRANSFER & TRUST COMPANY (NEW YORK, NY) TRANSFER AGENT AND REGISTRAR AUTHORIZED SIGNATURE TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY ARE ISSUED AND SHALL BE HELD SUBJECT TO ALL OF THE PROVISIONS OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE CORPORATION, AND ALL AMENDMENTS THERETO, COPIES OF WHICH ARE ON FILE WITH THE TRANSFER AGENT, TO ALL OF WHICH THE HOLDER HEREOF BY THE ACCEPTANCE OF THIS CERTIFICATE ASSENTS. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED AND REGISTERED BY THE TRANSFER AGENT AND REGISTRAR. WITNESS THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS. DATED: PRESIDENT SENIOR VICE PRESIDENT. CHIEF FINANCIAL OFFICER AND CORPORATE TREASURER AMERICAN BANK NOTE COMPANY.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations: TEN COM – AS TENANTS IN COMMON UNIF GIFT MIN ACT – CUSTODIAN TEN ENT – AS TENANTS BY THE ENTIRETIES (CUST) (MINOR) UNDER UNIFORM GIFTS TO MINORS ACT (STATE) UNIF TRF MIN ACT- UNTIL AGE UNDER UNIFORM TRANSFERS TO MINORS ACT (ST) JT TEN – AS JOINT TENANTS WITH RIGHT OF SURVIVORSHIP AND NOT AS TENANTS IN COMMON ADDITIONAL ABBREVIATIONS MAY ALSO BE USED THOUGH NOT IN THE ABOVE LIST. FOR VALUE RECEIVED, HEREBY SELL, ASSIGN AND TRANSFER UNTO PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE) OF THE CAPITAL STOCK REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT SHARES TO TRANSFER THE SAID STOCK ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES. DATED X NOTICE SIGNATURE(S) GUARANTEED NOTICE THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE PAGE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT OR ANY CHANGE WHATSOEVER. BY THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLON PROGRAM PURSUANT TO S.E.C. RULE 17AD-15